                                                                Exhibit 10.30B


         The security represented by this certificate was originally issued on January 23, 1998, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the conditions specified in the Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of January 23, 1998 (as amended and modified from time to time), between the issuer hereof (the "COMPANY"), Radio Movil Digital Americas, Inc., the initial holder hereof and certain other investors from time to time a party thereto, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such agreement shall be furnished by the Company to the holder hereof without charge.

                 INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                                STOCK PURCHASE WARRANT


Date of Issuance: January 23, 1998                        Certificate No. W-RMD1


         FOR VALUE RECEIVED, International Wireless Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), hereby grants to BT Foreign Investment Corporation, a Delaware corporation (the "PURCHASER"), or its assigns (the Purchaser and/or any Person or Persons to whom the Purchaser or an assignee has assigned this Warrant pursuant to Section 8 hereof is referred to as the "HOLDER") the right to purchase from the Company at any time during the Exercise Period (as defined below) the number of shares of each class of Warrant Stock that represents the Cumulative Warrant Percentage of such Class of Warrant Stock Deemed Outstanding as of close of business on the Date of Issuance at a price per share of $0.01 (the "EXERCISE PRICE"). This Warrant is one of several warrants (collectively, the "WARRANTS") issued pursuant to the terms of the Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of January 23, 1998 (the "PURCHASE AGREEMENT"), among the Company, Radio Movil Digital Americas, Inc. and certain investors from time to time a party thereto. Certain capitalized terms used herein are defined in Section 5 hereof. Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

         The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

         Section 1.  EXERCISE OF WARRANT.

         1A. EXERCISE PERIOD. The Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance (the "EARLIEST EXERCISE DATE") to and including the later of (i) the tenth anniversary of the Earliest Exercise Date and (ii) the date on which all principal, interest, premiums (if any) and other Obligations due in respect of the Notes has been paid in full (the "EXERCISE PERIOD"). The Company shall give the Holder written notice of the expiration of the Exercise Period at least 10 days but not more than 30 days prior to the end of the Exercise Period.

         1B.  EXERCISE PROCEDURE.

         (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "EXERCISE TIME"):

         (a) a completed Exercise Agreement, as described in Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant;

         (b)  this Warrant;

         (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in EXHIBIT II hereto evidencing the assignment of this Warrant to the Holder, in which case the Holder shall have complied with the provisions set forth in Section 8 hereof; and

         (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE") or (2) a written notice to the Company that the Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

         (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Holder within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Time, and the Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

         (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes and Liens (except for Liens created pursuant to the Investor Rights Agreement).

         (v) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

         (vi) The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

         (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Warrant Stock issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

         (ix) If the shares of Warrant Stock issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the exercising holder's option and upon surrender of this Warrant by such holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Stock, deliver to such holder (or as otherwise specified by such holder) a certificate or certificates representing the stock or securities into which the shares of Warrant Stock issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

         1C.    EXERCISE AGREEMENT.  Upon any exercise of this Warrant, the
Exercise Agreement shall be substantially in the form set forth in EXHIBIT I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

         Section 2.  ORGANIC CHANGE; NOTICES

         2A.    REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR
SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for capital stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Majority Warrant Holders) to insure that each of the Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Underlying Warrant Stock and (if would yield more to the Holders) Ultimate Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Majority Warrant Holders which shall not be unreasonably withheld) with respect to such holders' rights and interests to insure that the provisions of this Sections 2 and 3 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Majority Warrant Holders which shall not be unreasonably withheld), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire provided the aggregate purchase price shall remain the same.

         2B.    NO AVOIDANCE.  In the event the Company shall enter into any transaction
for the purpose of avoiding the provisions of this Section 2, the benefits provided by such provision shall nevertheless apply and be preserved.

         2C.    NOTICES.

         (i) The Company shall give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon the any of its capital stock, (b) with respect to any pro rata subscription offer to holders of any of its capital stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

         (ii) The Company shall also give written notice to the Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         Section 3. SUBDIVISION OR COMBINATION OF WARRANT STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Warrant Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Warrant Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased. The Company shall promptly notify the Holder of any adjustment pursuant to this Section 3.

         Section 4. NO FRACTIONAL SHARE OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Market Price of one share of Warrant Stock of the type in question.

         Section 5. DEFINITIONS. The following terms have meanings set forth below:

         "BHC ACT" means the Bank Holding Company Act of 1956, as amended, or any similar or successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

         "CUMULATIVE WARRANT PERCENTAGE" means .5%, as adjusted pursuant to
Section 15 hereof.

         "CONVERTIBLE SECURITIES" means any stock or securities (directly or indirectly) convertible into or exchangeable for capital stock of Holdings.

         "MAJORITY WARRANT HOLDERS" means (a) with respect to Section 2 hereof, holders (including BTFIC and its Affiliates, to the extent any such entity is a holder) representing the right to purchase a majority of the shares of Warrant Stock obtainable upon exercise of all Warrants then outstanding, and (b) in all other respects, holders (including BTFIC and its Affiliates, to the extent any such entity is a holder) representing in the aggregate more than 50% of all Underlying Warrant Stock (assuming, for purposes of this determination, that any holder of Underlying Warrant Stock that now holds Ultimate Warrant Stock continues to hold Underlying Warrant Stock). For purposes hereof, neither the Company nor any Affiliate thereof shall be considered a "holder" with respect to any Underlying Common Stock held by them.

         "MARKET PRICE" means as to any security (other than the Warrants) the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed or quoted, including for this purpose, The Nasdaq Stock Market, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "MARKET PRICE" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted on The Nasdaq Stock Market or the domestic over-the-counter market, the "MARKET PRICE" shall be the fair value thereof as determined by the Company and the Majority Warrant Holders; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Majority Warrant Holders. The determination of such appraiser shall be final and binding on the Company and all Holders of the Warrants and the fees and expenses of such appraiser shall be paid by the Company. Any determination of Market Price of a security will be made without giving effect to any discount for any lack of liquidity attributable to a lack of a public market for such security, any block discount or discount attributable to the size of any Person's holdings of such security, any minority interest or any voting rights thereof or lack thereof and shall be determined on the basis of the value of the Company as a going concern and using the assumption that immediately prior to such determination all "in the money" Options and Convertible Securities were exercised, converted or exchanged. The "MARKET PRICE" of a Warrant means the excess of (i) the Market Price of the shares of Warrant Stock obtainable upon exercise thereof over (ii) the Aggregate Exercise Price of the Warrant Stock payable in connection with such exercise. For purposes of Section 1B(i)(d)(2) above, the "MARKET PRICE" of any debt security or any preferred stock of the Company or any of its Wholly-Owned Subsidiaries shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof (as applicable) plus all accrued and unpaid interest or dividends thereon (as applicable) plus all premium and other amounts owing with respect thereto.

         "OPTIONS" means any rights or options to subscribe for or purchase capital stock of Holdings or Convertible Securities.

         "PUBLIC OFFERING" means a public offering of shares of Warrant Stock of the Company registered under the Securities Act.

         "ULTIMATE WARRANT STOCK" means any shares of capital stock issued or issuable upon exercise, conversion or exchange of any shares of Underlying Warrant Stock that consist of Convertible Securities.

         "UNDERLYING WARRANT STOCK" means, as to any class of Warrant Stock,
(i) such class of Warrant Stock issued or issuable upon exercise of the Warrants and (ii) any capital stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with an exchange, a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of the Purchase Agreement and this Warrant, any Person who holds Warrants shall be deemed to be the holder of the Underlying Warrant Stock obtainable upon exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of the Warrants, such Underlying Warrant Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Warrant Stock hereunder and thereunder. As to any particular shares of Underlying Warrant Stock, such shares shall cease to be Underlying Warrant Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any of its Subsidiaries.

         "WARRANT STOCK" means the Company's Class 1 Common Stock, par value $.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Stock" shall include one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         "WARRANT STOCK DEEMED OUTSTANDING" means, at any given time, (a) with respect to any class of Warrant Stock that does not consist of Convertible Securities, the number of shares of such class of Underlying Warrant Stock outstanding at such time, plus the number of shares of any other capital stock that is substantially identical to such Underlying Warrant Stock except with respect to voting rights and as otherwise required by applicable law, which in the case of the Company's Class 1 Common Stock, shall be the Company's Class 2 Common Stock ("PARALLEL UNDERLYING WARRANT STOCK") that is outstanding at such time, plus the maximum number of shares of Underlying Warrant Stock and Parallel Underlying Warrant Stock that would be outstanding at such time upon the exercise, conversion or exchange of all Options and Convertible Securities outstanding at such time with respect to shares of such class of Underlying Warrant Stock and Parallel Underlying Warrant Stock, regardless of whether the Options or Convertible Securities are actually exercisable at such time and (b) with respect to any class of Warrant Stock that consists of Convertible Securities, the number of shares of such class of Ultimate Warrant Stock outstanding or deemed outstanding at such time, plus the number of shares of any other capital stock that is substantially identical to such Ultimate Warrant Stock except with respect to voting rights and as otherwise required by applicable law ("PARALLEL ULTIMATE WARRANT STOCK") that is outstanding at such time, plus the maximum number of shares of Ultimate Warrant Stock and Parallel Ultimate Warrant Stock that would be outstanding upon the exercise, conversion or exchange of all Options and Convertible Securities in existence at such time with respect to shares of such class of Ultimate Warrant Stock and Parallel Ultimate Warrant Stock, regardless of whether the Options or Convertible Securities are actually exercisable at such time.

         Section 6. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY; TAX MATTERS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company. If the Holder incurs any tax liability as a result of being treated as a stockholder of the Company prior to exercise of this Warrant, the Company will immediately make payment to the Holder equal to the amount of such tax liability together with any other costs (including, without limitation, interest and penalties) associated therewith.

         Section 7. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon and the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

         Section 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "DATE OF ISSUANCE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "WARRANTS."

         Section 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor or an Affiliate thereof its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver, in lieu thereof, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

         Section 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Warrant Holders; provided that no such action may change the Exercise Price of this Warrant or the number of shares or class of stock obtainable upon exercise of this Warrant without the written consent of the Holder of this Warrant.

         Section 12. GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW YORK. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS WARRANT EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD NORMALLY APPLY.

         Section 13. BHC ACT LIMITATIONS. If any Holder is prevented by the BHC Act from receiving any payment, dividend, distribution or other consideration that the Company is required or permitted to make such Holder under any provision of this Warrant, then, notwithstanding anything to the contrary contained or implied herein, the Company shall (unless the applicable provision of this Warrant provides an alternative to such payment, dividend, distribution or other consideration at the Company's option and the Company elects such alternative) structure the transaction described in such Section so that such Holder receives substantially equivalent consideration that is in a form not prohibited by the BHC Act (as determined in good faith by the Board of Directors and such Holders).

         Section 14. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the issuance of this Warrant, the Company hereby represents and represents that the representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.4 (as such representation and warranties relates to the Purchase Agreement, as it pertains to Holdings, the Certificate of Incorporation, the Warrants, and the fulfillment and compliance with Holdings' obligations contained in the Purchase Agreement and the Warrants, including the offering, sale and issuance of the Warrant and the issuance of capital stock upon the direct or indirect exercise of the

Warrants only), 6.9  and the first two sentences of Section 6.10.

         Section 15. REGISTRATION RIGHTS; RELATED MATTERS. Within 45 days after the Date of Issuance hereof, the Company shall cause the Investor Rights Agreement to be amended in the form of Annex A attached hereto. If the Company fails to so amend the Investor Rights Agreement within such 45-day period, the Cumulative Warrant Percentage shall be 50% higher than the percentage it would otherwise be without giving effect to this paragraph and shall increase by an additional 25% at the end of each 45-day period thereafter, if at the end of such period, this Section 15 has not been fully complied with.

                                 *     *     *     *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.



                                       INTERNATIONAL WIRELESS
                                       COMMUNICATIONS HOLDINGS, INC.

                                       By
                                       Its


[CORPORATE SEAL]

Attest:


____________________________
         Secretary



STATE OF CALIFORNIA )
           COUNTY   )

    I, the undersigned authority, a Notary public in and for said County and State, hereby certify that _______________________, whose name as of INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC. a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledge before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

    Given under my hand and official seal this _____ day of January, 1998



                                       Notary Public

                                       Commission Expires:______________________

                                                                       EXHIBIT I

                                  EXERCISE AGREEMENT


To:                                           Dated:

         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                       Signature ____________________

                                       Address ______________________

                                                                      EXHIBIT II


                                     ASSIGNMENT


         FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


NAMES OF ASSIGNEE                   ADDRESS                     NO. OF SHARES






Dated:                                      Signature _______________________
                                                      _______________________
                                            Witness   _______________________

          The security represented by this certificate was originally issued on January 23, 1998, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the conditions specified in the Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of January 23, 1998 (as amended and modified from time to time), between the issuer hereof (the "COMPANY"), Radio Movil Digital Americas, Inc., the initial holder hereof and certain other investors from time to time a party thereto, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such agreement shall be furnished by the Company to the holder hereof without charge.

                 INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                                STOCK PURCHASE WARRANT


Date of Issuance: January 23, 1998                       Certificate No. W-RMD2


          FOR VALUE RECEIVED, International Wireless Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), hereby grants to BT Foreign Investment Corporation, a Delaware corporation (the "PURCHASER"), or its assigns (the Purchaser and/or any Person or Persons to whom the Purchaser or an assignee has assigned this Warrant pursuant to Section 8 hereof is referred to as the "HOLDER") the right to purchase from the Company at any time during the Exercise Period (as defined below) the number of shares of each class of Warrant Stock that represents the Cumulative Warrant Percentage of such Class of Warrant Stock Deemed Outstanding as of the close of business on the Date of Issuance at a price per share of $0.01 (the "EXERCISE PRICE").
 This Warrant is one of several warrants (collectively, the "WARRANTS") issued pursuant to the terms of the Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of January 23, 1998 (the "PURCHASE AGREEMENT"), among the Company, Radio Movil Digital Americas, Inc. and certain investors from time to time a party thereto. Certain capitalized terms used herein are defined in Section 5 hereof. Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

          The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  EXERCISE OF WARRANT.

          1A. EXERCISE PERIOD. The Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance (the "EARLIEST EXERCISE DATE") to and including the later of (i) the tenth anniversary of the Earliest Exercise Date and (ii) the date on which all principal, interest, premiums (if any) and other Obligations due in respect of the Notes has been paid in full (the "EXERCISE PERIOD"). The Company shall give the Holder written notice of the expiration of the Exercise Period at least 10 days but not more than 30 days prior to the end of the Exercise Period.

          1B.  EXERCISE PROCEDURE.

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "EXERCISE TIME"):

          (a) a completed Exercise Agreement, as described in Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant;

          (b)  this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in EXHIBIT II hereto evidencing the assignment of this Warrant to the Holder, in which case the Holder shall have complied with the provisions set forth in Section 8 hereof; and

          (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE") or (2) a written notice to the Company that the Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Holder within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Time, and the Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes and Liens (except for Liens created pursuant to the Investor Rights Agreement).

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

         (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

        (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Warrant Stock issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

          (ix) If the shares of Warrant Stock issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the exercising holder's option and upon surrender of this Warrant by such holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Stock, deliver to such holder (or as otherwise specified by such holder) a certificate or certificates representing the stock or securities into which the shares of Warrant Stock issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

          1C. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in EXHIBIT I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 2.  ORGANIC CHANGE; NOTICES

          2A. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for capital stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Majority Warrant Holders) to insure that each of the Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Underlying Warrant Stock and (if would yield more to the Holders) Ultimate Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Majority Warrant Holders which shall not be unreasonably withheld) with respect to such holders' rights and interests to insure that the provisions of this Sections 2 and 3 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Majority Warrant Holders which shall not be unreasonably withheld), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire provided the aggregate purchase price shall remain the same.

          2B. NO AVOIDANCE. In the event the Company shall enter into any transaction for the purpose of avoiding the provisions of this Section 2, the benefits provided by such provision shall nevertheless apply and be preserved.

          2C.  NOTICES.

          (i) The Company shall give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon the any of its capital stock, (b) with respect to any pro rata subscription offer to holders of any of its capital stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

         (ii) The Company shall also give written notice to the Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          Section 3. SUBDIVISION OR COMBINATION OF WARRANT STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Warrant Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Warrant Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased. The Company shall promptly notify the Holder of any adjustment pursuant to this Section 3.

          Section 4. NO FRACTIONAL SHARE OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Market Price of one share of Warrant Stock of the type in question.

          Section 5. DEFINITIONS. The following terms have meanings set forth below:

          "BHC ACT" means the Bank Holding Company Act of 1956, as amended, or any similar or successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

          "CUMULATIVE WARRANT PERCENTAGE" means the lesser of (i) 1% and (ii) the sum of the Daily Warrant Percentages for each day from and including the Date of Issuance through and including the Exercise Time, as adjusted pursuant to Section 15 hereof.

          "DAILY WARRANT PERCENTAGE" means, for any day, the amount, expressed as a percentage, equal to the product of 1/180 multiplied by the aggregate unpaid principal amount of the Notes divided by 25 Million.

          "CONVERTIBLE SECURITIES" means any stock or securities (directly or indirectly) convertible into or exchangeable for capital stock of Holdings.

          "MAJORITY WARRANT HOLDERS" means (a) with respect to Section 2 hereof, holders (including BTFIC and its Affiliates, to the extent any such entity is a holder) representing the right to purchase a majority of the shares of Warrant Stock obtainable upon exercise of all Warrants then outstanding, and (b) in all other respects, holders (including BTFIC and its Affiliates, to the extent any such entity is a holder) representing in the aggregate more than 50% of all Underlying Warrant Stock (assuming, for purposes of this determination, that any holder of Underlying Warrant Stock that now holds Ultimate Warrant Stock continues to hold Underlying Warrant Stock). For purposes hereof, neither the Company nor any Affiliate thereof shall be considered a "holder" with respect to any Underlying Common Stock held by them.

"MARKET PRICE" means as to any security (other than the Warrants) the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed or quoted, including for this purpose, The Nasdaq Stock Market, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "MARKET PRICE" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted on The Nasdaq Stock Market or the domestic over-the-counter market, the "MARKET PRICE" shall be the fair value thereof as determined by the Company and the Majority Warrant Holders; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Majority Warrant Holders. The determination of such appraiser shall be final and binding on the Company and all Holders of the Warrants and the fees and expenses of such appraiser shall be paid by the Company. Any determination of Market Price of a security will be made without giving effect to any discount for any lack of liquidity attributable to a lack of a public market for such security, any block discount or discount attributable to the size of any Person's holdings of such security, any minority interest or any voting rights thereof or lack thereof and shall be determined on the basis of the value of the Company as a going concern and using the assumption that immediately prior to such determination all "in the money" Options and Convertible Securities were exercised, converted or exchanged. The "MARKET PRICE" of a Warrant means the excess of (i) the Market Price of the shares of Warrant Stock obtainable upon exercise thereof over (ii) the Aggregate Exercise Price of the Warrant Stock payable in connection with such exercise. For purposes of Section 1B(i)(d)(2) above, the "MARKET PRICE" of any debt security or any preferred stock of the Company or any of its Wholly-Owned Subsidiaries shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof (as applicable) plus all accrued and unpaid interest or dividends thereon (as applicable) plus all premium and other amounts owing with respect thereto.

          "OPTIONS" means any rights or options to subscribe for or purchase capital stock of Holdings or Convertible Securities.

          "PUBLIC OFFERING" means a public offering of shares of Warrant Stock of the Company registered under the Securities Act.

          "ULTIMATE WARRANT STOCK" means any shares of capital stock issued or issuable upon exercise, conversion or exchange of any shares of Underlying Warrant Stock that consist of Convertible Securities.

          "UNDERLYING WARRANT STOCK" means, as to any class of Warrant Stock,
(i) such class of Warrant Stock issued or issuable upon exercise of the Warrants and (ii) any capital stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with an exchange, a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of the Purchase Agreement and this Warrant, any Person who holds Warrants shall be deemed to be the holder of the Underlying Warrant Stock obtainable upon exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of the Warrants, such Underlying Warrant Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Warrant Stock hereunder and thereunder. As to any particular shares of Underlying Warrant Stock, such shares shall cease to be Underlying Warrant Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any of its Subsidiaries.

          "WARRANT STOCK" means the Company's Class 1 Common Stock , par value $.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Stock" shall include one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "WARRANT STOCK DEEMED OUTSTANDING" means, at any given time, (a) with respect to any class of Warrant Stock that does not consist of Convertible Securities, the number of shares of such class of Underlying Warrant Stock outstanding at such time, plus the number of shares of any other capital stock that is substantially identical to such Underlying Warrant Stock except with respect to voting rights and as otherwise required by applicable law, which in the case of the Company's Class 1 Common Stock, shall be the Company's Class 2 Common Stock ("PARALLEL UNDERLYING WARRANT STOCK") that is outstanding at such time, plus the maximum number of shares of Underlying Warrant Stock and Parallel Underlying Warrant Stock that would be outstanding at such time upon the exercise, conversion or exchange of all Options and Convertible Securities outstanding at such time with respect to shares of such class of

Underlying Warrant Stock and Parallel Underlying Warrant Stock, regardless of whether the Options or Convertible Securities are actually exercisable at such time and (b) with respect to any class of Warrant Stock that consists of Convertible Securities, the number of shares of such class of Ultimate Warrant Stock outstanding or deemed outstanding at such time, plus the number of shares of any other capital stock that is substantially identical to such Ultimate Warrant Stock except with respect to voting rights and as otherwise required by applicable law ("PARALLEL ULTIMATE WARRANT STOCK") that is outstanding at such time, plus the maximum number of shares of Ultimate Warrant Stock and Parallel Ultimate Warrant Stock that would be outstanding upon the exercise, conversion or exchange of all Options and Convertible Securities in existence at such time with respect to shares of such class of Ultimate Warrant Stock and Parallel Ultimate Warrant Stock, regardless of whether the Options or Convertible Securities are actually exercisable at such time.

          Section 6. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY; TAX MATTERS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company. If the Holder incurs any tax liability as a result of being treated as a stockholder of the Company prior to exercise of this Warrant, the Company will immediately make payment to the Holder equal to the amount of such tax liability together with any other costs (including, without limitation, interest and penalties) associated therewith.

          Section 7. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon and the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

          Section 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "DATE OF ISSUANCE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "WARRANTS."

          Section 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor or an Affiliate thereof its own agreement shall be satisfactory), or, in the case of any such mutilation upon sur-render of such certificate, the Company shall (at its expense) execute and deliver, in lieu thereof, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

          Section 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Warrant Holders; provided that no such action may change the Exercise Price of this Warrant or the number of shares or class of stock obtainable upon exercise of this Warrant without the written consent of the Holder of this Warrant.

          Section 12. GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW YORK. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS WARRANT EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD NORMALLY APPLY.

          Section 13. BHC ACT LIMITATIONS. If any Holder is prevented by the BHC Act from receiving any payment, dividend, distribution or other consideration that the Company is required or permitted to make such Holder under any provision of this Warrant, then, notwithstanding anything to the contrary contained or implied herein, the Company shall (unless the applicable provision of this Warrant provides an alternative to such payment, dividend, distribution or other consideration at the Company's option and the Company elects such alternative) structure the transaction described in such Section so that such Holder receives substantially equivalent consideration that is in a form not prohibited by the BHC Act (as determined in good faith by the Board of Directors and such Holders).

          Section 14. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the issuance of this Warrant, the Company hereby represents and represents that the representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.4 (as such representation and warranties relates to the Purchase Agreement, as it pertains to Holdings, the Certificate of Incorporation, the Warrants, and the fulfillment and compliance with Holdings' obligations contained in the Purchase Agreement and the Warrants, including the offering, sale and issuance of the Warrant and the issuance of capital stock upon the direct or indirect exercise of the Warrants only), 6.9 and the first two sentences of Section 6.10.

          Section 15. REGISTRATION RIGHTS; RELATED MATTERS. Within 45 days after the Date of Issuance hereof, the Company shall cause the Investor Rights Agreement to be amended in the form of Annex A attached hereto. If the Company fails to so amend the Investor Rights Agreement within such 45-day period, the Cumulative Warrant Percentage shall be 50% higher than the percentage it would otherwise be without giving effect to this paragraph and shall increase by an additional 25% at the end of each 45-day period thereafter, if at the end of such period, this Section 15 has not been fully complied with.

                                 *     *     *     *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                         INTERNATIONAL WIRELESS
                                         COMMUNICATIONS HOLDINGS, INC.


                                         By_____________________________
                                         Its____________________________


[CORPORATE SEAL]

Attest:



____________________________
         Secretary



STATE OF CALIFORNIA )
          COUNTY    )

          I, the undersigned authority, a Notary public in and for said County and State, hereby certify that _______________________, whose name as of INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC. a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledge before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          Given under my hand and official seal this _____ day of January, 1998

                                              ____________________________
                                              Notary Public

                                              Commission Expires:_________

                                                                    EXHIBIT I

                                  EXERCISE AGREEMENT


To:                                           Dated:

            The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                               Signature ____________________

                                               Address ______________________

                                                                     EXHIBIT II


                                     ASSIGNMENT


          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Names of Assignee                     Address                    No. of Shares
-----------------                     -------                    -------------





Dated:                                       Signature _______________________
                                                       _______________________
                                             Witness   _______________________

         The security represented by this certificate was originally issued on January 23, 1998, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the conditions specified in the Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of January 23, 1998 (as amended and modified from time to time), between the issuer hereof (the "COMPANY"), Radio Movil Digital Americas, Inc., the initial holder hereof and certain other investors from time to time a party thereto, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such agreement shall be furnished by the Company to the holder hereof without charge.

              INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                             STOCK PURCHASE WARRANT


Date of Issuance: January 23, 1998                     Certificate No. W-RMD3


         FOR VALUE RECEIVED, International Wireless Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), hereby grants to BT Foreign Investment Corporation, a Delaware corporation (the "PURCHASER"), or its assigns (the Purchaser and/or any Person or Persons to whom the Purchaser or an assignee has assigned this Warrant pursuant to Section 8 hereof is referred to as the "HOLDER") the right to purchase from the Company at any time during the Exercise Period (as defined below) the number of shares of each class of Warrant Stock that represents the Cumulative Warrant Percentage of such Class of Warrant Stock Deemed Outstanding as of close of business on the Date of Issuance at a price per share of $0.01 (the "EXERCISE PRICE"). This Warrant is one of several warrants (collectively, the "WARRANTS") issued pursuant to the terms of the Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of January 23, 1998 (the "PURCHASE AGREEMENT"), among the Company, Radio Movil Digital Americas, Inc. and certain investors from time to time a party thereto. Certain capitalized terms used herein are defined in Section 5 hereof. Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

         The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

         Section 1.  EXERCISE OF WARRANT.

         1A. EXERCISE PERIOD. The Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance (the "EARLIEST EXERCISE DATE") to and including the later of (i) the tenth anniversary of the Earliest Exercise Date and (ii) the date on which all principal, interest, premiums (if any) and other Obligations due in respect of the Notes has been paid in full (the "EXERCISE PERIOD"). The Company shall give the Holder written notice of the expiration of the Exercise Period at least 10 days but not more than 30 days prior to the end of the Exercise Period.

         1B.  EXERCISE PROCEDURE.

         (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "EXERCISE TIME"):

         (a) a completed Exercise Agreement, as described in Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant;

         (b)  this Warrant;

         (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in EXHIBIT II hereto evidencing the assignment of this Warrant to the Holder, in which case the Holder shall have complied with the provisions set forth in Section 8 hereof; and

         (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE") or (2) a written notice to the Company that the Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the Aggregate Exercise Price
    (and such withheld shares shall no longer be issuable under this Warrant).

         (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Holder within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

        (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Time, and the Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

         (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes and Liens (except for Liens created pursuant to the Investor Rights Agreement).

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

         (vi) The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

        (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

       (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Warrant Stock issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

         (ix) If the shares of Warrant Stock issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the exercising holder's option and upon surrender of this Warrant by such holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Stock, deliver to such holder (or as otherwise specified by such holder) a certificate or certificates representing the stock or securities into which the shares of Warrant Stock issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

         1C. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in EXHIBIT I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

         Section 2.  ORGANIC CHANGE; NOTICES

         2A. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for capital stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Majority Warrant Holders) to insure that each of the Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Underlying Warrant Stock and (if would yield more to the Holders) Ultimate Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Majority Warrant Holders which shall not be unreasonably withheld) with respect to such holders' rights and interests to insure that the provisions of this Sections 2 and 3 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Majority Warrant Holders which shall not be unreasonably withheld), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire provided the aggregate purchase price shall remain the same.

         2B. NO AVOIDANCE. In the event the Company shall enter into any transaction for the purpose of avoiding the provisions of this Section 2, the benefits provided by such provision shall nevertheless apply and be preserved.

         2C.  NOTICES.

         (i) The Company shall give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon the any of its capital stock, (b) with respect to any pro rata subscription offer to holders of any of its capital stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

        (ii) The Company shall also give written notice to the Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         Section 3. SUBDIVISION OR COMBINATION OF WARRANT STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Warrant Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Warrant Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased. The Company shall promptly notify the Holder of any adjustment pursuant to this Section 3.

         Section 4. NO FRACTIONAL SHARE OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Market Price of one share of Warrant Stock of the type in question.

         Section 5. DEFINITIONS. The following terms have meanings set forth below:

         "BHC ACT" means the Bank Holding Company Act of 1956, as amended, or any similar or successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

         "CUMULATIVE WARRANT PERCENTAGE" means the lesser of (i) 1% and (ii) the sum of the Daily Warrant Percentages for each day from and including the Date of Issuance through and including the Exercise Time, as adjusted pursuant to Section 15 hereof.

         "DAILY WARRANT PERCENTAGE" means, for any day, the amount, expressed as a percentage, equal to the product of 1/360 multiplied by the aggregate unpaid principal amount of the Notes divided by 25 Million.

         "CONVERTIBLE SECURITIES" means any stock or securities (directly or indirectly) convertible into or exchangeable for capital stock of Holdings.

         "MAJORITY WARRANT HOLDERS" means (a) with respect to Section 2 hereof, holders (including BTFIC and its Affiliates, to the extent any such entity is a holder) representing the right to purchase a majority of the shares of Warrant Stock obtainable upon exercise of all Warrants then outstanding, and (b) in all other respects, holders (including BTFIC and its Affiliates, to the extent any such entity is a holder) representing in the aggregate more than 50% of all Underlying Warrant Stock (assuming, for purposes of this determination, that any holder of Underlying Warrant Stock that now holds Ultimate Warrant Stock continues to hold Underlying Warrant Stock). For purposes hereof, neither the Company nor any Affiliate thereof shall be considered a "holder" with respect to any Underlying Common Stock held by them.

         "MARKET PRICE" means as to any security (other than the Warrants) the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed or quoted, including for this purpose, The Nasdaq Stock Market, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "MARKET PRICE" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted on The Nasdaq Stock Market or the domestic over-the-counter market, the "MARKET PRICE" shall be the fair value thereof as determined by the Company and the Majority Warrant Holders; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Majority Warrant Holders. The determination of such appraiser shall be final and binding on the Company and all Holders of the Warrants and the fees and expenses of such appraiser shall be paid by the Company. Any determination of Market Price of a security will be made without giving effect to any discount for any lack of liquidity attributable to a lack of a public market for such security, any block discount or discount attributable to the size of any Person's holdings of such security, any minority interest or any voting rights thereof or lack thereof and shall be determined on the basis of the value of the Company as a going concern and using the assumption that immediately prior to such determination all "in the money" Options and Convertible Securities were exercised, converted or exchanged. The "MARKET PRICE" of a Warrant means the excess of (i) the Market Price of the shares of Warrant Stock obtainable upon exercise thereof over (ii) the Aggregate Exercise Price of the Warrant Stock payable in connection with such exercise. For purposes of Section 1B(i)(d)(2) above, the "MARKET PRICE" of any debt security or any preferred stock of the Company or any of its Wholly-Owned Subsidiaries shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof (as applicable) plus all accrued and unpaid interest or dividends thereon (as applicable) plus all premium and other amounts owing with respect thereto.

         "OPTIONS" means any rights or options to subscribe for or purchase capital stock of Holdings or Convertible Securities.

         "PUBLIC OFFERING" means a public offering of shares of Warrant Stock of the Company registered under the Securities Act.

         "ULTIMATE WARRANT STOCK" means any shares of capital stock issued or issuable upon exercise, conversion or exchange of any shares of Underlying Warrant Stock that consist of Convertible Securities.

         "UNDERLYING WARRANT STOCK" means, as to any class of Warrant Stock,
(i) such class of Warrant Stock issued or issuable upon exercise of the Warrants and (ii) any capital stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with an exchange, a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of the Purchase Agreement and this Warrant, any Person who holds Warrants shall be deemed to be the holder of the Underlying Warrant Stock obtainable upon exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of the Warrants, such Underlying Warrant Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Warrant Stock hereunder and thereunder. As to any particular shares of Underlying Warrant Stock, such shares shall cease to be Underlying Warrant Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any of its Subsidiaries.

         "WARRANT STOCK" means the Company's Class 1 Common Stock , par value $.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Stock" shall include one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         "WARRANT STOCK DEEMED OUTSTANDING" means, at any given time, (a) with respect to any class of Warrant Stock that does not consist of Convertible Securities, the number of shares of such class of Underlying Warrant Stock outstanding at such time, plus the number of shares of any other capital stock that is substantially identical to such Underlying Warrant Stock except with respect to voting rights and as otherwise required by applicable law, which in the case of the Company's Class 1 Common Stock, shall be the Company's Class 2 Common Stock ("PARALLEL UNDERLYING WARRANT STOCK") that is outstanding at such time, plus the maximum number of shares of Underlying Warrant Stock and Parallel Underlying Warrant Stock that would be outstanding at such time upon the exercise, conversion or exchange of all Options and Convertible Securities outstanding at such time with respect to shares of such class of

Underlying Warrant Stock and Parallel Underlying Warrant Stock, regardless of whether the Options or Convertible Securities are actually exercisable at such time and (b) with respect to any class of Warrant Stock that consists of
 Convertible Securities, the number of shares of such class of Ultimate Warrant Stock outstanding or deemed outstanding at such time, plus the number of shares of any other capital stock that is substantially identical to such Ultimate Warrant Stock except with respect to voting rights and as otherwise required by applicable law ("PARALLEL ULTIMATE WARRANT STOCK") that is outstanding at such time, plus the maximum number of shares of Ultimate Warrant Stock and Parallel Ultimate Warrant Stock that would be outstanding upon the exercise, conversion or exchange of all Options and Convertible Securities in existence at such time with respect to shares of such class of Ultimate Warrant Stock and Parallel Ultimate Warrant Stock, regardless of whether the Options or Convertible Securities are actually exercisable at such time.

         Section 6. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY; TAX MATTERS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company. If the Holder incurs any tax liability as a result of being treated as a stockholder of the Company prior to exercise of this Warrant, the Company will immediately make payment to the Holder equal to the amount of such tax liability together with any other costs (including, without limitation, interest and penalties) associated therewith.

         Section 7. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon and the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

         Section 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "DATE OF ISSUANCE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "WARRANTS."

         Section 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor or an Affiliate thereof its own agreement shall be satisfactory), or, in the case of any such mutilation upon sur-render of such certificate, the Company shall (at its expense) execute and deliver, in lieu thereof, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

         Section 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Warrant Holders; provided that no such action may change the Exercise Price of this Warrant or the number of shares or class of stock obtainable upon exercise of this Warrant without the written consent of the Holder of this Warrant.

         Section 12. GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW YORK. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS WARRANT EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD NORMALLY APPLY.

         Section 13. BHC ACT LIMITATIONS. If any Holder is prevented by the BHC Act from receiving any payment, dividend, distribution or other consideration that the Company is required or permitted to make such Holder under any provision of this Warrant, then, notwithstanding anything to the contrary contained or implied herein, the Company shall (unless the applicable provision of this Warrant provides an alternative to such payment, dividend, distribution or other consideration at the Company's option and the Company elects such alternative) structure the transaction described in such Section so that such Holder receives substantially equivalent consideration that is in a form not prohibited by the BHC Act (as determined in good faith by the Board of Directors and such Holders).

         Section 14. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the issuance of this Warrant, the Company hereby represents and represents that the representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.4 (as such representation and warranties relates to the Purchase Agreement, as it pertains to Holdings, the Certificate of Incorporation, the Warrants, and the fulfillment and compliance with Holdings' obligations contained in the Purchase Agreement and the Warrants, including the offering, sale and issuance of the Warrant and the issuance of capital stock upon the direct or indirect exercise of the Warrants only), 6.9 and the first two sentences of Section 6.10.

         Section 15. REGISTRATION RIGHTS; RELATED MATTERS. Within 45 days after the Date of Issuance hereof, the Company shall cause the Investor Rights Agreement to be amended in the form of Annex A attached hereto. If the Company fails to so amend the Investor Rights Agreement within such 45-day period, the Cumulative Warrant Percentage shall be 50% higher than the percentage it would otherwise be without giving effect to this paragraph and shall increase by an additional 25% at the end of each 45-day period thereafter, if at the end of such period, this Section 15 has not been fully complied with.

                           *     *     *     *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                INTERNATIONAL WIRELESS
                                COMMUNICATIONS HOLDINGS, INC.

                                By
                                  -------------------------------------------
                                Its
                                   ------------------------------------------

[CORPORATE SEAL]

Attest:


____________________________
         Secretary



STATE OF CALIFORNIA )
            COUNTY  )

    I, the undersigned authority, a Notary public in and for said County and State, hereby certify that _______________________, whose name as of INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC. a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledge before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

    Given under my hand and official seal this _____ day of January, 1998


                                      --------------------------------------
                                      Notary Public

                                      Commission Expires:
                                                         -------------------

                                                                   EXHIBIT I

                              EXERCISE AGREEMENT
                              ------------------

To:                                     Dated:

         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                           Signature ____________________

                                           Address ______________________

                                                                EXHIBIT II


                                 ASSIGNMENT

         FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


 NAMES OF ASSIGNEE                 ADDRESS                  NO. OF SHARES
 -----------------                 -------                  -------------






Dated:                                   Signature _______________________
                                                   _______________________
                                         Witness   _______________________


                                    E-2